Exhibit 10.11

TRADEMARK AND COPYRIGHT COLLATERAL AGREEMENT

THIS TRADEMARK AND COPYRIGHT COLLATERAL AGREEMENT (this "Agreement") is executed this 18th day of September, 2013, by and between Xhibit Corp., a Nevada corporation (“Debtor”), with its principal place of business and mailing address at 80 East Rio Salado Parkway, Suite 115, Tempe, Arizona 85281, as successor to Xhibit, LLC, and SMXE Lending, LLC, a Delaware limited liability company (“Assignee”), with its mailing address of 2525 E. Camelback Road, Suite 850, Phoenix, Arizona 85016.

BACKGROUND

A. Debtor and Assignee have entered into the Security Agreement dated as of even date herewith (the “Security Agreement”), pursuant to which Debtor has agreed to grant to Assignee a continuing security interest in, and pledge and assign to Assignee, all of Debtor's Collateral (as defined therein).

B. In connection with the Security Agreement, Debtor desires to enter into this Agreement to assign and grant to Assignee a lien on and a continuing security interest in the trademarks and copyrights hereinafter described.

NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor assigns, mortgages and pledges to, and grants to Assignee, a lien on and a continuing security interest in, the following property:

(i) Each trademark, trademark registration, trademark application and copyright listed on Schedule A hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark, trademark registration, trademark application and copyright; and

(ii) Any claim by Debtor against third parties for damages by reason of past, present or future infringement of any trademark, trademark registration, trademark application or copyright listed on Schedule A hereto or by reason of injury to the goodwill associated with any such trademark, trademark registration, trademark application or copyright, in each case together with the right to sue for and collect said damages;

to secure performance of all Liabilities of Debtor as set out in the Security Agreement.

Notwithstanding anything herein to the contrary, this Agreement shall not operate as a sale, transfer, conveyance or other assignment to the Assignee of any applications by Debtor for a trademark based on an intent to use the same if and so long as such application is pending without a Statement of Use having been filed and accepted (such pending applications which are based on intent to use being hereinafter referred to collectively as “Intent-To-Use Applications”), but rather, if and so long as Debtor’s Intent-To-Use Application is pending without a Statement of Use having been filed and accepted, then this Agreement shall operate only to create a security interest for collateral purposes in favor of Assignee, for the ratable benefit of Assignee, on such Intent-To-Use Application as collateral security for the Liabilities. When a Statement of Use is filed and accepted by the Trademark Office, then that application shall cease to be partly exempted from this Agreement.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment, mortgage, pledge and security interest in the trademarks, trademark registrations, trademark applications and copyrights made and granted hereby are more fully set forth in the Security Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Debtor and Assignee have caused this Trademark and Copyright Collateral Agreement to be duly executed as of the date and year last above written.

XHIBIT CORP., By: /s/ Scott Wiley Name: Scott Wiley Title: CFO

SMXE LENDING, LLC By: SMXE LENDING HOLDINGS, LLC, Manager By: /s/ Tina Rhodes-Hall Name: Tina Rhodes-Hall Title: Authorized Representative

SCHEDULE A
TO TRADEMARK AND COPYRIGHT COLLATERAL AGREEMENT

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS
FEDERAL TRADEMARK REGISTRATIONS

TRADEMARKS	FILED	SERIAL #	REG. DATE	REG. #
ADBIND	5-8-2012	85/619,285	6-18-2013	4,355,273
FLYREPLY	4-18-2012	85/601,656	6-11-2013	4,351,370
LEAD REVOLUTION	9-19-2012	85/732,970	4-23-2013	4,324,444

PENDING FEDERAL TRADEMARK APPLICATIONS

TRADEMARKS	FILED	SERIAL #
MOOKE	5-31-2012	85/640,222
MOVIESOCIAL	8-15-2012	85/704,748
XHIBIT	10-10-2012	85/750,471
YOOSIP	9-7-2012	85/723,848

U.S. REGISTERED COPYRIGHTS

TITLE	REG. DATE	REG. #
CONSUMER PROTECTION SERVICES	2-11-2013	Txu001855245

FOREIGN REGISTERED TRADEMARKS AND COPYRIGHTS

NONE